Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of July 11, 2025, by and between IonQ, Inc., a Delaware corporation (“Parent”), and Shareholder Representative Services LLC, a Colorado limited liability company (the “Holder Representative”), solely in its capacity as the representative for and on behalf of the Securityholders under this Agreement who are being issued shares of Parent Common Stock pursuant to the Merger Agreement (as defined below).

RECITALS

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of May 7, 2025 (as the same may be amended from time to time, the “Merger Agreement”), by and among Parent, Project Cornet Acquisition Sub, Inc., a Delaware corporation and a direct or indirect wholly-owned subsidiary of Parent (“Merger Sub”), Capella Space Corp., a Delaware corporation (“Company”), and the Holder Representative, in its capacity as the representative of the Securityholders, Parent shall acquire all of the Company Securities pursuant to the merger of Merger Sub with and into the Company, with the Company as the surviving corporation (the “Merger”).

WHEREAS, as a condition and inducement to the willingness of the Company to consummate the Merger and the other transactions contemplated by the Merger Agreement, the Company and the Holder Representative have requested that Parent enter into this Agreement.

WHEREAS, in order to induce the Company to consummate the Merger and the other transactions contemplated by the Merger Agreement, Parent is willing to enter into this Agreement.

NOW, THEREFORE, in consideration of the covenants and other agreements of each party contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. For all purposes of and under this Agreement, the following capitalized terms shall have the respective meanings below:

(a) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(b) “Form S-3” means a registration statement on Form S-3 promulgated by the SEC under the Securities Act, as such form is in effect on the date hereof, or any successor or replacement form of registration statement promulgated by the SEC under the Securities Act from and after the date hereof, in any such case which similarly permits inclusion or incorporation of substantial information by reference to other documents filed by Parent with the SEC.

(c) “Holder” means a Securityholder to whom shares of Parent Common Stock are issued pursuant to the Merger Agreement or a transferee to whom registration rights granted under this Agreement are assigned pursuant to Section 6 hereof.

(d) “Registrable Securities” means, for each Holder, (i) the number of shares of Parent Common Stock issued to such Holder pursuant to the Merger Agreement, which, for the avoidance of doubt, shall include Adjustment Escrow Shares and Indemnity Escrow Shares, (ii) any Parent Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the stock referenced in clause (i) above, and (iii) any equity securities issued or issuable in exchange for or with respect to the Parent Common Stock by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization or otherwise, and for all Holders, the sum of the Registrable Securities held by them as a group; provided, however, that shares of Parent Common Stock held by a particular Holder shall cease to be Registrable Securities (x) after such securities shall have been disposed of in accordance with the Registration Statement (as defined below) and with Section 2 hereof, or (y) upon the six-month anniversary of the Closing (as defined in the Merger Agreement) (or, solely to the extent current public information with respect to Parent is not available during any portion of the period from the six-month anniversary to the one-year anniversary of the Closing, the one-year anniversary of the Closing).

(e) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(f) “SEC” means the United States Securities and Exchange Commission.

2. Registration of Offers and Sales of Registrable Securities.

(a) Subject to applicable Law, within thirty (30) days after the Closing, Parent shall file a registration statement on Form S-3 (or any similar provisions then in force) promulgated under the Securities Act (or if Form S-3 is not available for purposes of registering the resale of the shares of Parent Common Stock to be issued pursuant to the Merger Agreement, then on another appropriate form) (the “Registration Statement”) registering the resale of all Registrable Securities; provided that, Parent’s obligation to include the Registrable Securities of any Holder in the Registration Statement shall be expressly conditioned upon Parent’s prior receipt of all information and materials regarding such Holder as specified in Section 7 and the taking of all action reasonably required to be taken by such Holder. In lieu of filing such Registration Statement, Parent may, in accordance with Section 10 hereof, file a prospectus supplement (covering the resale of all Registrable Securities) which supplements a prospectus contained in an effective registration statement which has already been filed by Parent.

(b) Notwithstanding Section 2(a) or Section 2(c): (i)(A) Parent shall not be required to file the Registration Statement contemplated by Section 2(a) during any trading “blackout” period under Parent’s securities trading policies, (B) Parent shall not be required to file the Registration Statement contemplated by Section 2(a) if Parent, in its reasonable good faith judgment, has determined that the offer and sale or other disposition of Registrable Securities pursuant to the Registration Statement would require public disclosure by Parent of material nonpublic information that Parent is not otherwise obligated to disclose or that is not reasonably available, and (C) Parent shall not be deemed to have breached its obligations hereunder or under the Merger Agreement if Parent shall fail to fulfill its obligations under Section 2(a) at a time when sales of Parent Common Stock have been suspended globally under Parent’s then effective registration statements or during times when new registration statements are not permitted to be filed under SEC rules; provided, that if Parent delays the filing of the Registration Statement pursuant to this Section 2(b), it shall use commercially reasonable efforts to file such Registration Statement as soon as reasonably practicable following the lapsing or expiration of the circumstances that led Parent to delay such filing; and (ii) in the event that Parent has not received the consent of its independent registered public accounting firm or other required consents from auditors to include such firm’s audit report in the Registration Statement, then Parent shall not be required to file the Registration Statement contemplated by Section 2(a) until Parent shall have received such consents; provided, that Parent has used commercially reasonable efforts to obtain such consents; provided, further, that in no event shall Parent avail itself of the rights under (i) and (ii) above for more than 60 days in any one year period.

(c) Parent shall use its commercially reasonable efforts to: (i) to the extent the Registration Statement is not automatically effective upon filing with the SEC, cause the Registration Statement to be declared effective as promptly as reasonably practicable after the filing thereof with the SEC (and shall request acceleration of effectiveness of the Registration Statement by the SEC no later than the end of the second (2nd) Business Day after receiving notice from the SEC that it will not review the Registration Statement or that any SEC comments have been resolved to the satisfaction of the SEC), and keep the Registration Statement effective until the earlier to occur of (x) the date on which all Registrable Securities included in the Registration Statement have been sold or (y) the six-month anniversary of the Closing (or, solely to the extent current public information with respect to Parent is not available at any time during the period from the six-month anniversary to the one-year anniversary of the Closing, the one-year anniversary of the Closing); (ii) a reasonable time prior to filing any Registration Statement or amendment thereto, or any prospectus or prospectus supplement to be used to register the Registrable Securities, furnish to one counsel for the Holders selected by the Company copies of such documents proposed to be filed, which documents shall be subject to the reasonable review and reasonable comment of such counsel; provided, that Parent shall not have any obligation to modify any information if Parent expects that so doing would cause the Registration Statement or amendment thereto, or any prospectus or prospectus supplement related thereto, to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) prepare and file with the SEC such amendments to the Registration Statement and amendments or supplements to the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities included in the Registration Statement; (iv) furnish to each Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act and such other documents as each Holder may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold by such Holder thereunder, but only while Parent shall be required under the provisions hereof to cause the Registration Statement to remain effective; (v) register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request; provided, however, that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified or is not otherwise subject to a general consent for service of process; (vi) notify each Holder, promptly after it shall receive notice thereof, and counsel for the Holders selected by the Company, (A) of the date and time the Registration Statement and each post-effective amendment thereto relating to the Registrable Securities shall have become or been declared effective, or an amendment or supplement to any prospectus forming a part of the Registration Statement relating to the Registrable Securities shall have been filed with the SEC, (B) of any determination by the SEC to review the Registration Statement, (C) of the receipt of any comments from the SEC with respect to the Registration Statement or related prospectus or prospectus supplement (and provide counsel to the Holders selected by the Company with copies of any comment letters received by the SEC and draft response letters), (D) of any request by the SEC or state securities authority for amendments or supplements to the Registration Statement or related prospectus or for additional information, (E) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (F) of the receipt by Parent of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, or (G) of the existence of any fact of which Parent becomes aware which results in the Registration Statement or related prospectus or supplement or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vii) cause all Registrable Securities covered by the Registration Statement to be authorized to be listed on the same national securities exchange as the shares of the class of Registrable Securities are at such time listed.

3. Suspension of Offers and Sales of Registrable Securities under the Registration Statement. At any time from and after the effective date of the Registration Statement, Parent may restrict offers and sales or other dispositions of Registrable Securities under the Registration Statement, and a Holder will not be able to offer or sell or otherwise dispose of Registrable Securities thereunder, by delivering a written notice (a “Suspension Notice”) to all Holders of Registrable Securities (together with notice to Counsel for the Holders selected by the Company) stating that a delay in the offer and sale or other disposition of Registrable Securities is necessary because Parent, in its reasonable good faith judgment, has determined that the offer and sale or other disposition of Registrable Securities would require public disclosure by Parent of material nonpublic information that is not included in the Registration Statement; provided, however, Parent may not suspend offers and sales or other dispositions of Registrable Securities pursuant to this Section 3 for more than sixty (60) days in the aggregate in any one year period. As soon as reasonably practicable following the cessation or discontinuance of the facts and circumstances forming the basis for any Suspension Notice, Parent shall use its commercially reasonable efforts to amend the Registration Statement and/or amend or supplement the related prospectus included therein to the extent necessary, and take all other actions reasonably necessary, to allow the offer and sale or other disposition of Registrable Securities to recommence as promptly as possible, and promptly notify all Holders of Registrable Securities in writing (together with notice to counsel for the Holders selected by the Company) when such offers and sales or other dispositions of Registrable Securities under the Registration Statement may recommence. Upon receipt of a Suspension Notice, Holders shall immediately suspend their use of the Registration Statement and any prospectus included therein or forming a part thereof to offer and sell or otherwise dispose of Registrable Securities, and shall not offer or sell or otherwise dispose of Registrable Securities under the Registration Statement or any prospectus included therein or forming a part thereof until receipt of a notice from Parent pursuant to the preceding sentence that offers and sales or other dispositions of Registrable Securities may recommence. Holders shall keep the fact that Parent has delivered a Suspension Notice and any non-public information provided by Parent in connection therewith confidential, shall not disclose or reveal the Suspension Notice or any such information to any Person or entity (other than counsel and financial advisors) and shall not use such information for securities trading or any other purpose. Parent shall not be permitted to register under the Securities Act any equity securities of Parent for its own account or held by other Persons during any such suspension period.

4. Fees and Expenses. All of the out-of-pocket expenses incurred in connection with any registration of Registrable Securities pursuant to this Agreement, including all SEC fees, blue sky registration and filing fees, New York Stock Exchange notices and filing fees, printing fees and expenses, transfer agents’ and registrars’ fees and expenses and all fees and expenses of Parent’s outside counsel and independent accountants shall be paid by Parent. Notwithstanding anything herein to the contrary, Parent shall not be responsible for selling expenses of any Holder, including (i) underwriting discounts, (ii) selling commissions, (iii) fees, commissions and expenses of underwriters, brokers, dealer managers and similar securities industry professionals, (iv) stock transfer taxes applicable to the sale of Registrable Securities, and (v) fees and disbursements of legal counsel, financial advisors, accountants, and other professionals for any Holder, each of which shall be the responsibility of the Holders in proportion to the Registrable Securities owned by such Holders.

5. Indemnification.

(a) To the extent permitted by applicable Law, Parent shall indemnify and hold harmless each Holder, and each of its directors, officers, stockholders, trustees, beneficiaries, partners, members and employees and other agents and representatives, and each Person controlling such Holder within the meaning of Section 15 of the Securities Act (each, a “Securityholder Indemnified Party”), with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, from and against all losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, the prospectus forming a part thereof or included therein, and any amendment or supplement thereto, including the documents incorporated by reference therein, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Parent shall reimburse each Securityholder Indemnified Party for any legal and any other expenses reasonably incurred by them in connection with investigating, preparing or defending any lawsuit, claim or action relating thereto; provided, however, that Parent shall not be required to indemnify, hold harmless, or otherwise be liable to any Securityholder Indemnified Party, in each case, to the extent, but only to the extent, that any such loss, damage, liability or expense arises out of, or is based on, any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished by or on behalf of any Securityholder Indemnified Party to Parent specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Securityholder Indemnified Party and shall survive the transfer of such securities by such Holder.

(b) To the extent permitted by applicable Law, if Registrable Securities held by a Holder are included in the securities as to which such registration, qualification or compliance is being effected, such Holder shall severally and not jointly indemnify and hold harmless Parent, each of its directors, officers, employees and other agents and representatives, each Person controlling Parent within the meaning of Section 15 of the Securities Act, as well as each other Holder, each such Holder’s directors, officers, employees and other agents and representatives, and each Person controlling each such other Holder within the meaning of Section 15 of the Securities Act (each a “Parent Indemnified Party”), from and against all losses, damages and liabilities (or actions in respect thereof) arising out of, or based on, any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, the prospectus forming a part thereof or included therein, and any amendment or supplement thereto, including the documents incorporated by reference therein, incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and such Holder shall reimburse each Parent Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such lawsuit, claim or action relating thereto, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished by such Holder to Parent specifically for use therein; provided, however, that the total amount to be indemnified by any Holder shall be limited to the total amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim.

(c) Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has written notice of any lawsuit, claim or action as to which indemnity may be sought hereunder, and shall permit the Indemnifying Party to assume the defense of any such lawsuit, claim or action; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, delayed or conditioned), and the Indemnified Party may participate in such defense at such party’s expense (including by retaining its own counsel at its own expense) and, upon reasonable request, will be apprised of all progress in any proceeding the defense of which has been assumed by the Indemnifying Party to the extent permitted by applicable Law; provided, however, that (i) if such Indemnified Party who is a defendant in any action or proceeding that is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to the defenses available to the Indemnifying Party or (ii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction), and the Indemnifying Party shall be responsible for any expenses therefor; provided, further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent, but only to the extent, that the Indemnifying Party’s ability to defend against such claim or litigation is materially and adversely impacted by the failure to give such notice, and in any event shall not relieve the Indemnifying Party from any liability that it may have to any such person otherwise than under this Section 5. No Indemnifying Party, in the defense of any such lawsuit, claim or action shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such lawsuit, claim or action or which includes a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(d) If the indemnification required by this Section 5 from the Indemnifying Party is unavailable to or insufficient to hold harmless an Indemnified Party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect relative fault of the Indemnified Party and the Indemnifying Party, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. If, however, the allocation provided by the second preceding sentence is not permitted by applicable law, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the Indemnifying Party and the Indemnified Party as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. Parent and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 5(d). No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 5 to the contrary, no Holder shall be required pursuant to this Section 5(d) to contribute any amount in excess of the net proceeds received by such Holder from the sale of Registrable Securities in the offering to which the losses of the Indemnified Parties relate, less the amount of any indemnification payment made by such Holder pursuant to Section 5(a) or 5(b).

(e) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any Indemnified Party may have pursuant to law or contract. The obligations of Parent and each Holder under this Section 5 shall survive the permitted transfer of any Registrable Securities by any Holder, the completion of any offering and sale or other disposition of Registrable Securities in the Registration Statement filed with the SEC pursuant to this Agreement, and the termination of this Agreement, until the expiration of any statute of limitations relating to the subject matter of this Section 5.

6. Limitation on Assignment of Registration Rights. The rights of each Holder under this Agreement may not be assigned by a Holder to any other Person unless such a transfer is (a) if Holder is a natural person, (i) pursuant to a transfer of Registrable Securities by will or intestate succession or (ii) to any one or more members of such Holder’s family or a trust created for the benefit of Holder or one or more members of his or her family for tax or estate planning purposes, (b) if Holder is not a natural person, to its partners, members, stockholders or subsidiaries or any other affiliate thereof, or (c) with the prior written consent of Parent. Prior to a permitted transfer of rights under this Agreement, Holder must furnish Parent with written notice of the name and address of such transferee and the Registrable Securities with respect to which such registration rights are being assigned and a copy of a duly executed written instrument, in form and substance reasonably satisfactory to Parent, by which such transferee assumes all of the obligations and liabilities of its transferor hereunder and agrees itself to be bound hereby.

7. Information by Holder. Any Holder of Registrable Securities to be included in the Registration Statement shall furnish to Parent such information regarding such Holder, the Registrable Securities held by such Holder and the offer and sale or other distribution proposed by such Holder as may be required in connection with any registration, qualification or compliance contemplated by this Agreement, under applicable Law in order to permit Parent to comply with all applicable requirements of the Securities Act and the Exchange Act in connection with the registration of all Registrable Securities of such Holder under the Securities Act, and/or as Parent may reasonably request.

8. Reporting. Subject to Section 2 of this Agreement, during the term of this Agreement, Parent shall use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act.

9. Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

10. Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable Law and regulation, Parent may satisfy any obligation hereunder to file a registration statement or to have a registration statement become effective by designating a registration statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant registration statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed registration statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders the Holders pursuant to the terms of this Agreement. To the extent this Agreement refers to the Registration Statement and the Company has, in lieu of then filing the Registration Statement or having the Registration Statement become effective, designated a previously filed or effective registration statement as the relevant registration statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated registration statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.

11. Rule 144 Requirements. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit a Holder to sell securities of Parent to the public without registration, Parent covenants that it will use its reasonable best efforts (a) to file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder, (b) if it is not required to file such reports, make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, and (c) take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time, or (ii) any other rules or regulations now existing or hereafter adopted by the SEC. To the extent any shares of Parent Common Stock held by a Holder contain a restricted legend, in connection with any sale of shares of Parent Common Stock pursuant to a Registration Statement or Rule 144, Parent agrees to cause a customary opinion of counsel to be delivered to the transfer agent with respect to the removal of such restricted legend within three (3) Business Days of request, subject to delivery by the Holders of customary certificates reasonably requested by Parent or the transfer agent. In addition, beginning six months after Closing, Parent agrees to use commercially reasonable efforts to cause its transfer agent to remove the restricted legend from all shares of Parent Common Stock held by the Holders, subject to delivery by the Holders of customary certificates reasonably requested by Parent or the transfer agent.

12. Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be made and given in compliance with the provisions of Section 10.1 of the Merger Agreement; provided, that any notice or other communication required or permitted to be delivered to the Holders hereunder shall be delivered directly to the Holders.

13. Amendment of this Agreement. Subject to the provisions of applicable Law, Parent and the Holder Representative may amend this Agreement at any time pursuant to an instrument in writing signed on behalf of both of them.

14. Governing Law. This Agreement, and all actions, claims, matters, proceedings or counterclaims (whether based on contract, tort, or otherwise) arising out of, relating to, or be in connection with this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement hereof (the “Relevant Matters”), shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision, rule, principle (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any other jurisdiction.

15. Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement and the Relevant Matters brought by any other party or its successors or assigns shall be brought and determined in any Delaware state or federal court, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the Relevant Matters. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the Relevant Matters, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

16. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY RELEVANT MATTER.

17. Entire Agreement. This Agreement and the documents and instruments and other agreements specifically referred to herein, including the Merger Agreement, or delivered pursuant hereto (a) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof, and (b) are not intended to confer, and shall not be construed as conferring, upon any Person other than the parties hereto and the Holders any rights or remedies hereunder.

18. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto shall use all reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

19. Successors and Assigns. Subject to the provisions of Section 6, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

20. Specific Performance and Other Remedies.

(a) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties to this Agreement agree that, in the event of any breach or threatened breach by the other party or parties hereto, any Holder or the Holder Representative of any covenant, obligation or other agreement set forth in this Agreement, (i) each party shall be entitled, without any proof of actual damages (and in addition to any other remedy that may be available to it), to an Order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other agreement and an injunction preventing or restraining such breach or threatened breach, (ii) no party hereto shall be required to provide or post any bond or other security or collateral in connection with any such Order or injunction or in connection with any related action or legal proceeding and (iii) each of the parties hereto further waives any defense in any action for specific performance that a remedy at law would be adequate.

(b) Any and all remedies herein expressly conferred herein upon a party hereto shall be deemed to be cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or in equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy.

(c) Each of the Holders and their successors and permitted assigns are third party beneficiaries of this Agreement with full authority and right to enforce the provision hereof in law or in equity, including the right to the remedy of specific performance.

21. Rules of Construction. The parties hereto have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, hereby waive, with respect to this Agreement, each Schedule and each Exhibit attached hereto, the application of any Law or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

22. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in PDF format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

23. Termination. This Agreement shall terminate and cease to be of any force and effect upon the earliest of (i) termination of the Merger Agreement, (ii) at such time as all of the Registrable Securities have been transferred, sold, or otherwise disposed of pursuant to the Registration Statement or other registration statement or pursuant to the provisions of Rule 144 promulgated under the Securities Act (or any successor provision) or another applicable exemption from registration and (iii) one (1) year after the Closing. For clarity, the obligations under Section 5 and Sections 11 through this Section 23 will survive any termination of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

IONQ, INC.

By:	/s/ Thomas Kramer
Name: Thomas Kramer
Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

SHAREHOLDER REPRESENTATIVE SERVICES LLC,
solely in its capacity as Holder Representative, for and on behalf of each Securityholder

By:	/s/ Sam Riffe
Name: Sam Riffe
Title: Managing Director

[Signature Page to Registration Rights Agreement]